UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (617) 346-7200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock (no par value)	Not Applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act □

Item 7.01 Regulation FD Disclosure
On December 2, 2019, Santander USA Holdings, Inc. (the “Company”) announced that its Board of Directors (the “Board”) appointed Timothy Wennes as President and Chief Executive Officer of the Company, effective as of the close of business on December 2, 2019.

Also, on December 2, 2019, the Company announced that on November 26, 2019, Scott Powell indicated his intent to resign as President and Chief Executive Officer of the Company and as a member of the Board effective on December 2, 2019.  There are no disagreements between Mr. Powell and the Company on any matter relating to Company’s operations, policies or practices.  Disclosure regarding Mr. Powell’s resignation as President, Chief Executive Officer and a member of the Board of the Company’s majority-owned subsidiary Santander Consumer USA Holdings Inc. (“SC”) is contained in a Form 8-K SC has filed with the Securities and Exchange Commission on the date hereof.

Mr. Wennes, age 52, has served as the President and Chief Executive Officer of Santander Bank, N.A. (the “Bank”) since September 2019, with oversight for all consumer, business, corporate and commercial banking functions and responsibility for establishing and executing the Bank’s long-range plans and growth strategies.   He also has served as a director of the Bank since September 2019 and serves on the Bank Board’s Nominations and Executive Committee.

Prior to joining the Bank, Mr. Wennes held multiple roles at MUFG Union Bank, N.A., including as Head of the Regional Bank in 2008, Vice Chairman in 2010 and West Coast President in 2014.  In these roles, he managed the commercial banking, real estate, consumer banking and wealth management business lines and enterprise marketing and corporate social responsibility  programs.

From 2003 to 2008, Mr. Wennes served as President and Chief Operating Officer, Retail Banking as well as Executive Vice President for Countrywide Bank, with responsibility for all operational strategic, financial and administrative activities.   From 1989 to 2003, he served in multiple roles with Wells Fargo & Company, including as Community Banking President for the Phoenix, Arizona region from 1999 to 2003.

There are no family relationships between Mr. Wennes and any executive officer or director of the Company, and Mr. Wennes does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section.   Further, the information in this Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 2, 2019	SANTANDER HOLDINGS USA, INC. By: /s/ Gerard A. Chamberlain Name: Gerard A. Chamberlain Title: Senior Deputy General Counsel and Executive Vice President